                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                __________________



                         Commission File Number 0-28392
                                                -------





                             HARVARD SCIENTIFIC CORP
                             -----------------------
             (Exact name of registrant as specified in its charter)





              Nevada                                       88-0226455

--------------------------------------------------------------------------------
   (State or other jurisdiction of          (IRS Employer Identification Number)
            incorporation)



                1325 Airmotive Way, Suite 125, Reno, Nevada 89502
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone number, including area code: (702) 323-6751

Item 6.                 Resignations of Registrant's Directors

On March 4, 1999, Martin J. Holloran's ("Holloran") letter resigning as a director of Harvard Scientific Corporation ("Registrant") was delivered to Curtis A. Orgill ("Orgill"), Chief Financial Officer, Treasurer, and director of the Registrant. Mr. Holloran's letter contains numerous statements. Pursuant to Holloran's request, this matter is disclosed on this Form 8-K, and Holloran's letter is attached hereto as an exhibit.

Similarly, on March 4, 1999, a letter from Thomas E. Waite ("Waite") resigning as President, Chief Executive Officer, and director of the Registrant was delivered to Orgill. Waite's letter contains numerous statements. Pursuant to Waite's request, this matter is disclosed on this Form 8-K, and Waite's letter is attached hereto as an exhibit.

The Registrant disagrees with many of the statements contained in the resignation letters of Holloran and Waite. These resignations were voluntary, and in no way do these resignations imply the assumption, cancellation, or modification of the February 1998 financing notes approved by the stockholders in May of 1998.

In addition, the Registrant regrets to announce the death of Colonel Robert T. Hayden ("Hayden"), who had served as a director of the Registrant. To complete the remainder of Hayden's term, Gordon W. Cole was elected to the Board of Directors at a meeting of the Board on March 3, 1999.

A lawsuit was filed by Waite in Seminole County, Florida, Case No. 99-508-CA-15-K, against the Registrant and against Dr. Jackie See ("Dr. See") on March 8, 1999, in which Waite alleges fraudulent inducement of his involvement in the February 1998 financing notes. This note was due and payable to the Registrant on March 31, 1999. The Registrant shall vigorously defend itself against these false claims of fraud, and has filed a notice of removal in United States District Court, Middle District of Florida.

Furthermore, the Registrant is currently working to resolve the obligations of the promissory note signed by Dr. See, the Registrant's founder and chief scientific advisor. Dr. See presently serves as a director, and remains committed to product development and the Registrant's successful licensing of its proprietary technologies.

Following the closure of the corporate offices in Lake Mary, Florida, investor correspondence should now be directed to 1325 Airmotive Way, Suite 125, Reno, Nevada 89502. The Registrant's Nevada phone line is (775) 323-6751, with a designated facsimile at (775) 323-8977.

                               MARTIN J. HOLLORAN
                             356 CRYSTAL RIDGE WAY
                              LAKE MARY, FL 32746
                   PHONE: (407) 322-5168 FAX: (407) 322-5168

                                                                   March 4, 1999
                                                                     Page 1 of 2

SENT VIA FAX AND U.S. MAIL
--------------------------

Dr. Jackie R. See, Director
Harvard Scientific Corp.
1325 Airmotive Way, Suite 125
Reno, Nevada 89502-3239
(775) 323-7122 FAX (775) 323-1174

SENT VIA FAX AND U.S. MAIL
--------------------------

Mr. Curtis A. Orgill, Director
Harvard Scientific Corp.
1325 Airmotive Way, Suite 125
Reno, Nevada 89502-3239
(775) 323-7122 FAX (775) 323-1174


     Re: Harvard Scientific Corp.
          ("HARVARD")

Gentlemen:

     This is to notify Harvard Scientific Corporation, that in keeping with a demand by Dr. See and Curtis Orgill and their representation that it is in the best interest of the shareholders, I am tendering my resignation as a Director, effective March 4, 1999, at 2:00 PM EDT.

     Dr. Jackie See and Curtis Orgill have stated that there is a deal available to infuse money into Harvard Scientific by a client of Attorney Alex Walker, JR., Mr. Michael Zwebner of Legacy Software. I have not been provided with any information about the specific details of that transaction and have no basis to determine whether it is in the best interest of the Company. Further, I have been told by Curtis Orgill that my resignation is a condition to further negotiations and due diligence regarding that transaction. Based on the demand of the company communicated by Dr. See and Mr. Orgill, I am tendering my resignation to permit the transaction to go forward.

     My resignation does not in any way release the Company from its $8,000 financial obligation to me for attendance at board meetings at the request of the Company.

                                                                   March 4, 1999
                                                                     Page 2 of 2

     In resigning, along with Mr. Waite, it is also my understanding that the Company has made it clear that Mr. Zwebner is to assume all of Dr. See's and Mr. Waite's obligations pertaining to the financing agreements, in exchange for the shares that Dr. See and Mr. Waite own.

     One further note, Curtis Orgill informed us at the meeting on Thursday, March 3, 1999, that Attorney Walker had hand-picked a successor for the board and required us to vote on this matter. Having no information regarding this man, I voted negatively.

     Since I am being forced to resign, I demand that this letter pursuant to
Item 6(a) of Form 8-K be disclosed on Form 8-K. Pursuant to Item 6(c), this letter must be filed as an exhibit to such a Form 8-K filing.


Very truly yours,

/s/ Martin J. Holloran

Martin J. Holloran


cc:  David R. Baker, Esq.
     Thomas E. Waite
     Kevin Mahoney, Esq.
     Francis C. Pizzulli, Esq.

                                THOMAS E. WAITE
                        3074 W LAKE MARY BLVD. SUITE 132
                            LAKE MARY, FLORIDA 32746
                    PHONE (407) 324-1606 FAX (407) 324-0664


SENT VIA FAX AND U.S. MAIL
--------------------------

Dr. Jackie R. See, Director
Harvard Scientific Corp.
1325 Airmotive Way, Suite 125
Reno, Nevada 89502-3239
(775) 323-7122 FAX (775) 323-1174

SENT VIA FAX AND U.S. MAIL
--------------------------

Mr. Curtis A. Orgill, Director
Harvard Scientific Corp.
1325 Airmotive Way, Suite 125
Reno, Nevada 89502-3239
(775) 323-7122 FAX (775) 323-1174


     Re: Harvard Scientific Corp.
          ("HARVARD")

Gentlemen:

     Pursuant to the Company's demand, communicated by Dr. Jackie See and Curtis Orgill, I am tendering my immediate resignation from the Board of Directors of Harvard Scientific Corp., as well as its acting President and Chief Executive Officer, effective at 2:00 P.M. EDT, Thursday, March 4, 1999. This resignation is involuntary and based upon direct threats made against me by Dr. See and Mr. Orgill.


     It is my understanding that a deal between the company and a client of Alexander H. Walker, JR. (Mr. Michael Zwebner of Legacy Software) is being proposed, but no negotiations or due diligent will be undertaken unless I resign as set forth in this letter. I have no documentary evidence indicating that this is a legitimate proposal or that it is in the best interest of Harvard Scientific, nevertheless, the Company, through Dr. See and Mr. Orgill, have made it clear that if I do not resign, unspecified legal action will be taken against me. It is my understanding further, this demand or my resignation is being required by Mr. Alexander H. Walker, JR. on behalf of his client.

                                                                   March 4, 1999
                                                                     Page 2 of 2

     Finally, it is my understanding from numerous conversations with Harvard's legal counsel, as well as messers See. Orgill, and Walker, that Mr. Walker's client will be assuming all obligations and responsibilities that I may have under the financing agreement dated January 13, 1998, and amended February 3, 1998, under the same terms and conditions that are made with Dr. Jackie R. See. Specifically, I have been told that in exchange for my resignation and the balance of the shares I won in Harvard (840,130 shares) Mr. Walker's client will assume all of my obligations under said note. I am tendering my resignation in reliance upon these representations.

     As I am being required to resign involuntarily, with no apparent recourse, I demand that this letter pursuant to Item 6(a) of Form 8-K be disclosed on Form 8-K. Pursuant to Item 6(c), this letter must be filed as an exhibit to such a Form 8-K filing.

     Nothing in this resignation is intended to be or will be construed to be a release or waiver of any claim that I may have against the Company, it directors or representatives, or the parties involved in the alleged pending transaction.


Yours truly,

/s/ Thomas E. Waite

Thomas E. Waite



cc:  David R. Baker, Esq.
     Martin J. Holloran
     Kevin Mahoney, Esq.
     Francis C. Pizzulli, Esq.
     O. Lee Tawes, III

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        HARVARD SCIENTIFIC CORP.
--------------------------------------------------------------------------------



                                                 /s/ Curtis Orgill
                                                 --------------------------
                                                 Mr. Curtis Orgill